Fees Summary	Dec. 01, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 9,398,000.00
Previously Paid Amount	0.00
Total Fee Amount	1,297.87
Total Offset Amount	0.00
Net Fee	$ 1,297.87
Final Prospectus	false